Acquisitions and other investments	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Acquisitions and other investments	Acquisitions and other investments
Acquisitions
Effective January 12, 2021, we acquired 100% of weekengo GmbH ("Weekengo") shares for €6.7 million from former shareholders and the domain and related trademark for €0.7 million from a former shareholder, for an aggregate cash purchase price of €7.4 million. Weekengo is a company based in Germany that operates the online travel search website “weekend.com”, which specializes in optimizing the delivery of search results for direct flights and hotel packages with a short-trip focus.
In the fourth quarter of 2021, we recorded a measurement period adjustment to the provisional amount recognized of deferred income taxes to reflect information that became known to management regarding facts and circumstances that existed as of the acquisition date. The adjustment resulted in an increase in deferred tax assets of €1.5 million, attributable to tax losses carried forward, which was offset by €0.3 million of deferred tax liabilities attributable to fair value adjustment on capitalized software and software development costs. The €1.2 million net increase in deferred tax assets resulted in a corresponding decrease to goodwill. The adjustment did not result in an impact to our consolidated statements of operations. As of December 31, 2021, our purchase price allocation was complete.
Revenues from Weekengo included in the Company's consolidated statements of operations for the year ended December 31, 2021 were €0.2 million. Net loss from Weekengo included in the Company's consolidated statements of operations for the same period was €2.3 million. The Company did not incur material transaction costs with respect to the Weekengo acquisition during the year ended December 31, 2021.
The Weekend product was discontinued during 2022 following a strategic shift in focus. As a result of the discontinuation, we recognized expenses of €0.5 million for costs related to software contracts that service the WEEKEND.com domain within operating expenses in our consolidated statements of operations for the year ended December 31, 2022.
Other investments
On April 28, 2022 (the "closing date"), we entered into an investment for a 20.8% (15.5% fully-diluted by share options) ownership interest in UBIO Limited ("UBIO") for €5.9 million. UBIO is a software company that develops robotic automation technology. trivago has the ability to exercise significant influence over UBIO through our representation on UBIO's Board of Directors, where we hold one of five seats. trivago does not have any rights, obligations or any relationships with regards to the other investors of UBIO.
Our investment in UBIO is accounted for as an equity method investment. As of the closing date, the carrying value of our equity method investment in UBIO was approximately €5.8 million higher than our share of interest in UBIO's underlying net assets. Of this basis difference, €2.2 million relates to intangible assets that will be amortized over the intangible assets' useful life, €(0.4) million relates to tax basis differences to be recovered where appropriate and the remaining amount of €4.0 million relates to equity method goodwill recognized as part of the overall investment account balance. The equity method goodwill recognized is not amortized. Refer to Note 14 - Related party transactions for related party considerations arising from UBIO.